UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): November 13, 2014

Cvent, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36043	54-1954458
(State or other jurisdiction Of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1765 Greensboro Station Place, 7th Floor Tysons Corner, Virginia	22102
(Address of principal executive offices)	(Zip Code)

(703) 226-3500

(Registrant’s telephone number, including area code.)

N/A

(Former name and former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.	Regulation FD Disclosure.

On November 13, 2014, one or more representatives of Cvent, Inc. (the “Company”) are meeting with analysts and investors attending the Stifel 2014 Midwest One-on-One Conference at the Four Seasons Hotel in Chicago, Illinois. A copy of the presentation to be used in the meetings with analysts and investors is included as Exhibit 99.1.

The information disclosed under this Item 7.01 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference into any filing under the Securities Act of 1933, as amended, except as expressly set forth by specific reference in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following is attached as an exhibit to this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Presentation for Stifel 2014 Midwest One-on-One Conference, November 13, 2014.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Cvent, Inc.

Date: November 13, 2014	By:	/s/ Lawrence J. Samuelson
	Name:	Lawrence J. Samuelson
	Title:	General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description

99.1	Presentation for Stifel 2014 Midwest One-on-One Conference, November 13, 2014.